                                                                    Exhibit 23.1







                    Consent of Independent Public Accountants
                    -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 9, 2001 included in Miller Exploration Company's Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP



Detroit, Michigan
   April 12, 2001